UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 9, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tonix Pharmaceuticals Holding Corp. (the “Company”) is filing this Amendment No. 1 on Form 8–K/A to the Company’s Current Report on Form 8–K dated May 9, 2012, which was filed on May 10, 2012 (the “8-K”), in order to file a corrected press release that was issued by the Company on May 11, 2012 relating to the appointment of Dr. Samuel Saks to the Board of Directors of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Form 8-K, effective May 9, 2012, the Board of Directors of the Company appointed Dr. Samuel Saks as a director of the Company. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, a publicly-held biopharmaceutical company. From September 2005 until October 2010, Dr. Saks served on the board of directors of Trubion Pharmaceuticals, a publicly-held biopharmaceutical company. Between September 2007 and July 2009, Dr. Saks served on the board of directors of Cougar Biotechnology, a publicly-held biopharmaceutical company. Between 2003 and April 2009, Dr. Saks was the chief executive officer and a director of Jazz Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, which he co-founded in 2003. From 2001 until 2003, Dr. Saks was company group chairman of ALZA Corporation and a member of the Johnson & Johnson Pharmaceutical Operating Committee. From 1992 until 2001, Dr. Saks held various positions at ALZA, including Chief Medical Officer and Group Vice President, where he was responsible for clinical, regulatory and commercial activities. Previously, Dr. Saks held clinical research and development management positions with Schering-Plough, Xoma and Genentech. Dr. Saks formerly served as a scientific advisor to ArQule Pharmaceuticals, CMEA Ventures and ProQuest Investments. Dr. Saks is board certified in oncology and received a B.S. and an M.D. from the University of Illinois.

There is no understanding or arrangement between Dr. Saks and any other person pursuant to which Dr. Saks was selected as a director.  Dr. Saks does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

ITEM 7.01 Regulation FD Disclosure.

On May 11, 2012, the Company issued a corrected press release relating to the appointment of Dr. Samuel Saks, as discussed in Item 5.02 above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Corrected Press Release, issued by Tonix Pharmaceuticals Holding Corp. on May 11, 2012.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 11, 2012	By: /s/ SETH LEDERMAN
Seth Lederman
President and Chief Executive Officer

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